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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported) December 23, 1998

HEADLANDS MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of December 1, 1998, providing for the issuance of Headlands Home Equity Loan Trust 1998-2 Home Equity Loan Asset-Backed Notes).

                       Headlands Mortgage Securities Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                    333-28031                 68-0397342
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(State or Other Jurisdiction of       (Commission            (I.R.S. Employer
Incorporation)                        File Number)           Identification No.)

900 Larkspar Landing Circle                                        94939
Suite 240                                                         --------
Larkspar, California                                             (Zip Code)
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(Address of Principal Executive
Offices)

Registrant's telephone number, including area code  (415) 925-5442
                                                    --------------
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Item 5.  Other Events

     The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and 1996 and for the three year period ended December 31, 1997, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 31, 1998 Commission File No. 1-10777) and the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 1998 and for the periods ending September 30, 1998 and September 30, 1997 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1998 (which was filed with the Commission on November 13,
1998) are incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Prospectus; and (iii) the Prospectus Supplement for the Headlands Home Equity Loan Trust 1998-2, and shall be deemed to be part hereof and thereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)   Not applicable

        (b)   Not applicable.

        (c)   Exhibits

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         Exhibit No.

         23.1             Consent of KPMG Peat Marwick LLP, dated
                          as of December 23, 1998, in connection with the consolidated financial statements of Ambac Assurance Corporation and Subsidiaries

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HEADLANDS MORTGAGE SECURITIES INC.

                                   By: /s/ Kristen Decker
                                      -------------------------------
                                     Name:  Kristen Decker
                                     Title: Senior Vice President
Dated:  December 23, 1998

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                                               Exhibit Index

Exhibit                                                                   Page
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23.1     Consent of KPMG Peat Marwick LLP.

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